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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 9, 2008

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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

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              Kansas                    1-04721                48-0457967
     (State of Incorporation)   (Commission File Number)   (I.R.S. Employer
                                                          Identification No.)


         6200 Sprint Parkway, Overland Park, Kansas         66251
          (Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code (800) 829-0965


          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 9, 2008, the Board of Directors of Sprint Nextel Corporation ("Sprint Nextel") appointed a new independent director, William R. Nuti.

The Board appointed Mr. Nuti to serve on the Nominating and Corporate Governance Committee.

A copy of the press release issued by Sprint Nextel on June 9, 2008 announcing the appointment of Mr. Nuti is included as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

The following exhibit is filed with this report:


Exhibit No.          Description

99.1 Press Release Announcing Appointment of William R. Nuti to Sprint Nextel's Board of Directors


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SPRINT NEXTEL CORPORATION



Date: June 9, 2008                       /s/ Timothy P. O'Grady
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                                  By:    Timothy P. O'Grady
                                         Assistant Secretary
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                                  EXHIBIT INDEX


Number         Exhibit

99.1 Press Release Announcing Appointment of William R. Nuti to Sprint Nextel's Board of Directors